             UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

  [X]Preliminary Proxy Statement

  [ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-

     6(e)(2))

  [ ]Definitive Proxy Statement

  [ ]Definitive Additional Materials

  [ ]Soliciting Material Pursuant to section 240.14a-11(c) or section

     240.14a-12

                JEWETT-CAMERON TRADING COMPANY LTD.

               (Name of Registrant as Specified In Its Charter)

                                      N/A

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [  ]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or

      Item 22(a)(2) of Schedule 14A.

  [  ]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-

      6(i)(3).

  [X ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)Title of each class of securities to which transaction applies:  None

     2)Aggregate number of securities to which transaction applies:  None

     3)Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount  on  which the filing fee is calculated and state how it was determined):

            -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

     4)Proposed maximum aggregate value of transaction: n/a

     5)Total fee paid: $-0-

  [  ]Fee paid previously with preliminary materials.

  [  ]Check  box  if any part of the fee is offset as provided by Exchange  Act

   Rule 0-11(a)(2)  and  identify  the  filing for which the offsetting fee was paid previously.  Identify the previous  filing  by  registration  statement number, or the Form of Schedule and the date of its filing.

   1)Amount Previously Paid: n/a

   2)Form, Schedule or Registration Statement No.: n/a

   3)Filing Party: n/a

   4)Date Filed: n/a

JEWETT-CAMERON TRADING COMPANY LTD.

NOTICE OF ANNUAL GENERAL MEETING

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of the shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") will be held at 700 - 401 West Georgia Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time) on Friday, January 10, 2003, for the following purposes:

1.   To receive the report of the directors to the shareholders.

2.   To receive and consider the audited financial statements of the Company for the year ended August 31, 2002 and the report of the auditors thereon.

3.   To elect directors for the ensuing year

4.   To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration of the auditors.

5.   To appoint disclosure committee for the ensuing year.

6.   To transact such other business as may properly be brought before the meeting

     Shareholders who are unable to attend the meeting are requested to complete, sign and return the enclosed form of proxy to Computershare Investor Services, 510 Burrard Street, Vancouver, British Columbia, by not later than 48 hours before the time of the meeting.

DATED at Vancouver, British Columbia, this 6th day of December, 2002

By Order of the Board of Directors

/s/"Donald M. Boone"

President

JEWETT-CAMERON TRADING COMPANY LTD.

INFORMATION CIRCULAR

THIS INFORMATION CIRCULAR CONTAINS INFORMATION AS AT DECEMBER 6, 2002

SOLICITATION OF PROXIES

This information circular is furnished in connection with the solicitation of proxies by the management of Jewett-Cameron Trading Company Ltd.  (the "Company") for use at the annual general meeting (the "Meeting") of the Company to be held on January 10, 2003 at the time and place and for the purposes set forth in the accompanying Notice of Annual General Meeting, and at any adjournment thereof.  This Information Circular is being mailed to the Shareholders on approximately December 6, 2002.  The cost of solicitation will be borne by the Company.

APPOINTMENT OF PROXYHOLDER

A shareholder unable to attend the Meeting may appoint a proxyholder to vote his or her shares at the Meeting by completing the form of proxy provided with this information circular.  The persons named as proxyholder in the accompanying form of proxy are directors or senior officers of the Company.

A shareholder of the Company has the right to appoint a person to attend and act for and on behalf of the shareholder at the Meeting other than the persons named in the accompanying form of proxy.  If a shareholder does not want to appoint either person so named, the shareholder should insert in the blank space provided the name of the person whom the shareholder wishes to appoint as proxyholder.  A proxyholder need not be a shareholder of the Company.

VOTING OF SHARES REPRESENTED BY PROXY

The shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll that may be called for in respect of any of the matters identified in the proxy.  Where a choice with respect to any matter to be acted upon has been specified in a proxy, the shares represented by the proxy will be voted in accordance with the specification so made.

If no choice is specified by a shareholder in a proxy with respect to any of the matters identified therein and one of the persons named in the enclosed form of proxy is appointed as proxyholder, the shares represented by the proxy will be voted in favour of the matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to the matters identified in the Notice of Annual General Meeting and other matters not so identified which may properly come before the Meeting.  Management is not now aware of any such amendments, variations or other matters to be presented for action at the Meeting.  In the event that any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgment on such matter.

REVOCATION OF PROXY

A shareholder who has given a proxy may revoke it by an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation.  In order for the revocation to be effective, the instrument revoking the proxy must be delivered either to the Company's Registrar and Transfer Agent, Computershare Investor Services at 510 Burrard Street, Vancouver, B.C. V6C 3B9 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment hereof.  Any such revocation shall have effect only in respect of those matters upon which a vote shall not already have been cast pursuant to authority conferred by the proxy.

VALIDITY OF PROXY

A proxy will not be valid unless it is dated and signed by the shareholder or by the shareholder's attorney duly authorized in writing.  In the case of a corporation that is a shareholder, a proxy will not be valid unless it is executed under its corporate seal or by any duly authorized officer or attorney of the corporation.  If a proxy is executed by an attorney for an individual shareholder or by an officer or attorney for a corporate shareholder not under its corporate seal, the instrument (or a notarial copy thereof) empowering the attorney or officer, as the case may be, should accompany the proxy.

DEPOSIT OF PROXY

Unless a proxy has been deposited with, or mailed to and received by Computershare Investor Services at its office at 510 Burrard Street, Vancouver, British Columbia, by not later than 48 hours before the time of the Meeting, the proxy will not be treated as valid or effective.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of 20,000,000 Common Shares without par value and 10,000,000 Preferred Shares without par value.  As at the date hereof, 1,025,605 Common Shares are outstanding, each carrying the right to one vote per share at the Meeting.  Holders of Common Shares of record  at the close of business on December 6, 2002 will be entitled to vote at the Meeting.

To the knowledge of the directors and senior officers of the Company, the only persons who beneficially own, directly or indirectly, or exercise control or direction over, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares are as follows:

Name	Number of Shares	Percentage of Outstanding Shares (fully diluted)
Donald M. Boone	299,190(1)	28.5%
Michael C. Nasser	157,304(1)	15%

(1)

35,000 of these shares are stock options exercisable until August 6, 2006.

ELECTION OF DIRECTORS

Management proposes that the persons listed below be nominated for election as directors of the Company for the ensuing year.  Each director elected will hold office until the next Annual General Meeting or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the Articles of the Company or he becomes disqualified to act as a director.

The election of the directors will be proposed by a resolution which will provide for a ballot, if demanded, or in any event if the number of nominees exceeds the number of directors to be elected, and for the election of those nominees receiving the largest number of favourable votes cast.

The following table sets out the names of the persons nominated by management for election as directors.  The table includes information furnished by the nominees individually concerning their principal occupations, employment, business experience, Common Shares beneficially owned by them and certain other information.

---------------------------------------------------------------------------------

NAME AND              PRINCIPAL      DATE ON   COMMON SHARES      PERCENTAGE

PRESENT               OCCUPATION     WHICH     BENEFICIALLY       OF CLASS

POSITION              IF             ELECTED   OWNED, DIRECTLY

WITH THE              DIFFERENT      DIRECTOR  OR INDIRECTLY

COMPANY               THAN                     OR OVER WHICH

                      POSITION                 CONTROL OR

                      WITH THE                 DIRECTION IS

                      COMPANY                  EXERCISED

---------------------------------------------------------------------------------

Donald M. Boone                      July 9,      299,190(2)         28.5%

                                     1987

President (1)

12615 S.W. Parkway

Portland, Oregon

97225 USA

James. R.             Computer       July 9,        NIL              0.00%

Schjelderup           Programmer     1987

Director (1)

1-2711 McBride Ave.

Surrey, BC V4A 3E9

Jeffrey J. Lowe       Barrister &    February       NIL              0.00%

Director(1)           Solicitor      1, 1995

3811 Epping Court

Burnaby, BC V5A 3H6

Stephanie Rink        Business       July 21,       NIL              0.00%

Director              Consultant     2000

1303 - 7525

Seppos Way,

Whistler, BC V0N 1B7

NOTES:

(1)

Member of the Audit Committee of the Board of Directors of the Company.

(2)

35,000 shares of these are stock options exercisable until August 6, 2006.

(3)

All of the nominees listed above except Donald M. Boone, are ordinarily resident in Canada.

Advance notice of the Meeting inviting nominations for directors of the Company was published in the Vancouver Sun newspaper on November 15, 2002.  No other nominations for directors have been received by the Company.

OWNERSHIP BY OFFICERS AND PERSONS OWING GREATER THAN 5%

The following table sets out the shares owned by senior officers and other persons owning 5% or more the Company's shares as of December 6, 2002:

Name and Address	Number of Shares of Common Stock	% of Class
Michael C. Nasser 3150 S.W. 72nd Street Portland, Oregon 97225	157,304 (1)	15.3%
Donald M. Boone 12615 S.W. Parkway Portland, Oregon 97225	299,190 (1)	29.24%
United States National Bank, Trustee for Jewett-Cameron Trading Co. Ltd. Employee Stock Ownership Plan, In Trust	147,667	14.3%
CD & Co. P.O. Box 20 Bowling Green Station New York, New York USA 10274	907,730	88.5%

(1)

This number includes 35,000 stock options exercisable until August 6, 2006.

IDENTIFICATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Donald M. Boone, 62, Director and President since 1987

Michael C. Nasser, 55, Secretary since 1987

James R. Schjelderup, 48, Director since 1987

Jeffrey J. Lowe, 45, Director since 1995

Stephanie Rink, 44, Director since 2000.

All directors serve one year terms.  Directors are elected each year at the annual meeting in January.  There are no arrangements or understandings between the Company and any of the directors.  There are no arrangements, understandings or employment contracts between the Company and any of the officers.

BUSINESS EXPERIENCE

Donald M. Boone, Director, President and Treasurer of Jewett-Cameron Trading Company Ltd. since July 1987.  President and Treasurer of Jewett-Cameron Lumber Corporation, subsidiary of Jewett-Cameron Trading Company, since September 1984.  Prior to that, he was Operations Manager and Chief Financial Officer of Sunrise Forest Products, a private Oregon forest products company.

Michael C. Nasser, Secretary of Jewett-Cameron Trading Company Ltd. since July 1987.  Sales Manager of Jewett-Cameron Lumber Company since September 1984.  Prior to that, he was Sales Manager of Sunrise Forest Products, a private Oregon forest products company.

James R. Schjelderup, Director of Jewett-Cameron Trading Company Ltd. since July 1987.  Independent computer consultant in the Vancouver, British Columbia area since 1988.  Prior to that he was the general manager of a small electronics supply company, Animated Electronics Ltd., of Vancouver, British Columbia.

Jeffrey J. Lowe, Director of Jewett-Cameron Trading Company Ltd. since February 1995.  Corporate, commercial and securities attorney with the law firm of Richards Buell Sutton of Vancouver, British Columbia since 1983.  Managing partner from 1989 through 1993.  President of Traderef Software Corp. and Maxwell Mercantile Inc. during 1994 while on leave from Richards Buell Sutton.  Presently, he is managing partner of Richards Buell Sutton.

Stephanie Rink, Director of Jewett-Cameron Trading Company Ltd. since July 2000.  President and Secretary of Stephanie A. Rink since 1999 and ICS Training Incorporated since 1995.  Stephanie Rink has over 15 years experience in consulting to the management business in the field of personal growth.  She has been an independent consultant in the Vancouver, British Columbia area since 1985.

EXECUTIVE COMPENSATION

The number of executive officers of the Company is two.

The aggregate cash compensation, including salaries, fees, commissions and bonuses paid or to be paid to the executive officers of the Company for services rendered during the most recently completed fiscal year, being August 31, 2002, was $251,150.00.

SUMMARY COMPENSATION TABLE

Annual Compensation	Long term Compensation
Awards	Payouts
Name and Principal Position as at August 31, 2002 (a)	Year (b)	Salary (U.S. $) (c)	Bonus (U.S. $) (d)	Other Annual compen-sation ($) (e)	Securities Under Options/ SARs Granted ($) (f)	Restricted Shares or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All Other Compen- sation (U.S. $) (i)
Donald Boone, CEO	2002 2001 2000	$36,000 $36,000 $36,000	$Nil $30,000 $Nil	nil	nil	nil	nil	nil
Michael Nasser, Secretary	2002 2001 2000	$177,000 $143,750 $120,000	$38,150 $Nil $45,728	nil	nil	nil	nil	nil

LONG-TERM INCENTIVE PLANS - AWARDS IN MOST RECENTLY COMPLETED

FINANCIAL YEAR

Name (a)	Securities Units or Other Rights (#) (b)	Performance or other Period Until Maturation or Pay out (c)	Estimated Future Payouts Under Non-Securities-Price Based Plans
			Threshold ($ or #) (d)	Target ($ or #) (e)	Maximum ($ or #) (f)
Donald Boone CEO	nil	nil	nil	nil	nil
Michael Nasser Secretary	nil	nil	nil	nil	nil

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

There were no options granted during the most recently completed fiscal year.

The Executive Officers are participants in the Employee Stock Ownership Plan ("ESOP") described below.  Through August 31, 2002 no shares had been credited to Mr. Boone's account or Mr. Nasser's account.  Under the terms of the ESOP, 100% of these shares are vested with the participants.

There was no other compensation paid to the executive officers during the most recently completed financial year.

Effective August 31, 1995, the Company established the ESOP pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31 and who had at least 1,000 hours with the Company during Fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which purchased from the Company's treasury 90,000 shares at a price of (Cdn) $5.00 per share on August 31, 1995.  The amount of shares allocated to each employee is equal to the employee's portion of the Company's overall payroll expressed in percentage terms.  The ESOP compensation expense was $155,051.00 for Fiscal 2002, $82,530 for Fiscal 2001, $79,141 for Fiscal 2000, $90,170 for Fiscal 1999, nil for Fiscal 1998, $129,600 for Fiscal 1997, $122,449 for Fiscal 1996 and $109,654 for Fiscal 1995, resulting in a total of 16,568 of these shares being earned.

There are no plans or arrangements for compensation to the executive officers on termination of employment or change of control where in respect of an executive officer the value of such compensation exceeds $60,000.00.

COMPENSATION OF DIRECTORS

There are no arrangements pursuant to which directors are compensated for their services in their capacities as directors during the most recently completed financial year.

One of the Company's directors, Donald Boone, has an outstanding incentive stock option to purchase a total of 35,000 shares of the Company, at a price of (Cdn) $4.25 per share. These options must be exercised by August 6, 2006.  On April 30, 2001, the Board of Directors granted incentive stock options to each of Jeffrey Lowe, James Schjelderup and Stephanie Rink (the "Optionees") to purchase up to 4,000 shares of the Company at a price of (Cdn) $7.55.  Pursuant to an Amending Agreement dated November 19, 2001 between the Company and each of the Optionees, the Option Price was amended to (Cdn) $8.55.  These shares must be exercised by January 1, 2004.  These options remain subject to shareholder and regulatory approval.

On December 31, 2001 Jeffrey Lowe purchased 4,000 fully paid no par value common shares at a deemed value of $8.25 (Cdn) pursuant to the stock option agreement dated September 11, 1998.  On December 31, 2001 Jim Schjelderup purchased 4,000 fully paid no par value common shares at a deemed value of $8.25 (Cdn) pursuant to the stock option agreement dated September 11, 1998.

BOARD REPORT ON EXECUTIVE COMPENSATION

This report summarizes the Board's policies and decisions on the compensation of executive officers.  With respect to the CEO, the Board has no specific policies.  However, the compensation has traditionally been low irrespective of the Company's performance.  The CEO's financial incentives arise primarily from his substantial holdings in Company's stock, aligning his primary financial interest with the appreciation in the value of the Company's securities.

The Company's other significant employee has a modest salary base.  A bonus comprises a substantial portion of his income and is based on the amount of sales, ensuring that his overall compensation is linked to his contribution to the Company's performance.

Board of Directors:

DONALD M. BOONE

JAMES R. SCHJELDERUP

JEFFREY J. LOWE

STEPHANIE RINK

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

N/A

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

To the best of the knowledge, information and belief of the directors and senior officers of the Company, none of the directors or senior officers of the Company nor any proposed nominee for election as a director, nor any person who beneficially owns or controls, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or will materially affect the Company, except as follows:

(i)

the Employee Stock Ownership Plan (ESOP) disclosed under "Executive Compensation.

APPOINTMENT AND REMUNERATION OF AUDITORS

Unless otherwise instructed, the persons named in the enclosed proxy will vote for the appointment of Davidson & Company, Chartered Accountants, of 1270 - 609 Granville Street, Vancouver, British Columbia, V7Y 1G6 as auditors for the Company, to hold office until the next Annual General Meeting of the shareholders, at a remuneration to be fixed by the directors of the Company.  Davidson & Company were first appointed as auditors for the Company on July 9, 1987.  Davidson & Company will not be attending the annual general meeting.

AUDIT, NOMINATING,  COMPENSATION AND DISCLOSURE COMMITTEES

An audit committee is appointed by the Board of Directors following each annual general meeting.  The Company has no standing nomination or compensation committees or other committees performing similar functions.

An disclosure committee is required by the Company to verify that all disclosure has been properly reported.  The disclosure committee will be appointed by the Board of Directors which will following each annual general meeting.

BOARD MEETINGS

The Board of Directors of the Company met on two occasions during the past year with all of the directors present in person or by telephone.

The Board of Directors of the Company also passed written resolutions on four occasions signed by all of the directors.

SHAREHOLDERS PROPOSALS

Any shareholder proposals to be considered for inclusion in the proxy materials for the Company's 2003 annual general meeting must be received at the principal executive offices of the Company no later than December 6, 2002.

NORMAL COURSE ISSUER BID

Under the rules of the Toronto Stock Exchange, the Company is required to file a Notice of Intention to Make a Normal Course Issuer Bid  with the Toronto Stock Exchange and such Notice is to be included in the material to be mailed to shareholders for the Company's next Annual General Meeting.

During Fiscal 2002, the Company purchased 15,300 common shares for a cost of $147,667 (US) pursuant to previous normal course issuers bid authorities.

CORPORATE GOVERNANCE

As of May 1995, The Toronto Stock Exchange (the "TSE") requires listed companies to provide certain disclosure annually with respect to their corporate governance practices with reference to the December 1994 report of the TSE Committee on Corporate Governance.  The following disclosure is provided in this regard.

The Board of Directors

The mandate of the Board of Directors is to oversee the conduct of the Company's business, and in fulfilling this mandate it receives, reviews and approves its annual strategic plan, approves major new product development programs, significant acquisitions and divestitures and its debt and equity financing.

The objective of the Board of Directors is to maximize shareholder value in a manner which is consistent with good corporate citizenship, including fair treatment of the Company's employees, suppliers and customers.  The Board expects management to perform in a manner consistent with achieving these objectives.

The Board of Directors is made up of four members, three of whom are unrelated and one of whom is a senior member of the management team.

The Company does not have a "significant shareholder", defined by the TSE Governance Guidelines as a shareholder with the ability to exercise a majority of votes for the election of directors.

Board Committees

Audit Committee

The audit committee consists of two unrelated directors and one director who is a senior member of the management team.  Its mandate is to review annually the Company's audit engagement with its auditors, to review the Company's annual audited financial statements and to report on such statements to the Board before the statements are approved by the Board.  The audit committee meets with its auditors to discuss the financial statements and any concerns the auditors may raise with respect to financial presentation or disclosures, and with respect to the Company's internal financial controls.  The audit committee also recommends to the Board the auditors to be appointed as the Company's auditors at the Annual General Meeting.

Disclosure Committee

The disclosure committee consists of one unrelated director and one director who is a senior member of the management team.  Its mandate is to review and verify that the Company has properly disclosed all materials and acts of the Company.  The disclosure committee will meet to discuss any concerns that may raise with respect to any disclosures  with respect to the Company.

Other Committees

During the coming year the Board will review the adequacy of the Company, other corporate governance practices including the need for establishing compensation and nomination committees, and make such changes as the Board feels appropriate.

JEWETT-CAMERON TRADING COMPANY

PROXY

ANNUAL GENERAL MEETING

January 10, 2003

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY

The undersigned shareholder of Jewett-Cameron Trading Company Ltd. (the "Company") hereby appoints DONALD BOONE, President of the Company, or failing him JAMES R. SCHJELDERUP, a Director of the Company, with full power of substitution to each, OR ALTERNATIVELY _________________________ as proxyholder of the undersigned to attend, vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the annual general meeting of the Company (the "Meeting") to be held on January 18, 2002 and any adjournment thereof.  The undersigned hereby acknowledges receipt of Notice of the Meeting and the accompanying Information Circular.  The undersigned hereby ratifies and confirms and agrees to ratify and confirm all that the proxyholder may lawfully do by virtue hereof and hereby revokes any proxy previously given.

The proxyholder appointed above is hereby authorized to represent and vote, as specified below, all the shares represented by this proxy:

I.

To elect as directors all nominees named in the accompanying Information Circular.

DONALD BOONE

FOR

WITHHOLD VOTE

JAMES R. SCHJELDERUP

FOR

WITHHOLD VOTE

JEFFREY J. LOWE

FOR

WITHHOLD VOTE

STEPHANIE RINK

FOR

WITHHOLD VOTE

I.

To appoint Davidson & Company as auditors and to authorize the directors to fix the remuneration of the auditors.

FOR ____ WITHHOLD VOTE ____

IF THE PROXYHOLDER APPOINTED ABOVE IS THE NOMINEE OF MANAGEMENT OF THE COMPANY AND IF THE SHAREHOLDER MAKES NO CHOICE AS ABOVE PROVIDED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE MATTERS REFERRED TO IN ITEMS 1 and 2.

THE PROXYHOLDER APPOINTED ABOVE HAS THE AUTHORITY TO VOTE THE SHARES REPRESENTED BY THIS PROXY IN HIS OR HER DISCRETION IN RESPECT OF AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO ATTEND, VOTE FOR AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

DATED:

Name (Please Print)

Signature of Shareholder

Number of Shares Represented by this Proxy

This proxy should be dated and signed by the shareholder or the authorized attorney of the shareholder, such authorization (or a notarial copy thereof) to accompany the proxy.  If undated, this proxy will be deemed to bear the date on which it is mailed to the shareholder by the Company.  If the shareholder is a corporation, either its corporate seal must be affixed or the proxy should be signed by a duly authorized officer or attorney of the corporation, such authorization (or a notarial copy thereof) to accompany the proxy.

Please return this proxy in the enclosed self-addressed prepaid return envelope so that it will be received at the office of Computershare Investor Services, 510 Burrard Street, Vancouver, British Columbia, at least 48 hours before the time of the Meeting.